UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 9, 2007

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

              001-16503                                  98-0352587
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       (Commission File Number)              (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02(e)  Amendment of Agreements with Principal Executive Officer

     On March 9, 2007, the employment contract of Joseph J. Plumeri, Chairman and Chief Executive Officer of the Company, was extended by a further year to October 15, 2009.

     On June 20, 2006 the Company granted to approximately 140 Associates including the Chairman and Chief Executive Officer, Joseph J. Plumeri, options to purchase Willis shares at $32.78 per share, being the closing price of the Company's shares quoted on the New York Stock Exchange on the date of grant. Mr. Plumeri received an option grant to purchase 500,000 Willis shares and provided his employment is maintained, the option vests in equal tranches on the second to fifth anniversaries of the date of grant and remains exercisable until the eighth anniversary of the date of grant. On March 9, 2007, the option agreement was amended to change the definition of `Retirement' or `Retired' to be the same as the definition that Mr. Plumeri had in his previous option agreements and his employment agreements since June 2003.

     Further, the option agreement was amended to the effect that, on termination of employment as a result of retirement, if at that time a successor Chief Executive Officer has been appointed by the Board, the option shall become fully vested and exercisable for a period of two years following such termination. In the event Mr. Plumeri continues his employment as Executive Chairman after a successor Chief Executive Officer has been appointed, and afterwards ends his employment as a result of retirement, the same option schedule would apply.


Item 8.01     Other Events

     On March 12, 2007, Willis Group Holdings Limited ("WGHL") issued a press release (the "Press Release") announcing that it has amended the employment agreement with its Chairman and Chief Executive Officer, Joseph J. Plumeri, to extend its term for an additional year. The employment agreement, which was scheduled to expire October 15, 2008, will now expire October 15, 2009. A copy of the Press Release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

       99.1    Press Release of WGHL dated March 12, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WILLIS GROUP HOLDINGS LIMITED


Date: March 12, 2007.                    By: /s/ Mary E. Caiazzo
                                             -----------------------------------
                                         Name:     Mary E. Caiazzo
                                         Title:    Deputy General Counsel


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                                  EXHIBIT INDEX


     Exhibit No.           Description
     -----------           -----------

     99.1                  Press Release of WGHL dated March 12, 2007